EXHIBIT 99.10

                              MARM05-6 , Class 1A1

UBS WHOLE LOAN ARM TRADING Brian Bowes, ,Margarita Genis, Peo Lopansri 212-713-2860

Balance   $95,121,192.78    Delay                    0
Coupon    3.540000          Dated           06/30/2005
Settle    06/30/2005        First Payment   07/25/2005

Index           LIBOR_1MO | 3.24   WAC(1)   4.813320   WAM(1)    326
Mult / Margin   1 / .28            NET(1)   4.426526   WALA(1)   6
Cap / Floor     999 / 0


-----------------------------------------------------------------------------------------------------------------------------------
              Price             1             2             3             4             5             6             7             8
-----------------------------------------------------------------------------------------------------------------------------------
                      Disc Margin   Disc Margin   Disc Margin   Disc Margin   Disc Margin   Disc Margin   Disc Margin   Disc Margin
-----------------------------------------------------------------------------------------------------------------------------------
             100-00            28            28            28            28            28            28            28            28

                WAL          7.76          5.53          4.17          3.27          2.64          2.18          1.84          1.35
   Principal Window   Jul05-Apr31   Jul05-Aug27   Jul05-Nov23   Jul05-Jul20   Jul05-Jan18   Jul05-Jan16   Jul05-Jun14   Jul05-Feb12
 Principal # Months           310           266           221           181           151           127           108            80

-----------------------------------------------------------------------------------------------------------------------------------
          LIBOR_1MO          3.24          3.24          3.24          3.24          3.24          3.24          3.24          3.24
          LIBOR_6MO        3.6275        3.6275        3.6275        3.6275        3.6275        3.6275        3.6275        3.6275
          LIBOR_1YR          3.85          3.85          3.85          3.85          3.85          3.85          3.85          3.85
            CMT_1YR          3.39          3.39          3.39          3.39          3.39          3.39          3.39          3.39
-----------------------------------------------------------------------------------------------------------------------------------
             Prepay        10 CPR        15 CPR        20 CPR        25 CPR        30 CPR        35 CPR        40 CPR        50 CPR
-----------------------------------------------------------------------------------------------------------------------------------
Optional Redemption    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)
-----------------------------------------------------------------------------------------------------------------------------------


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                             MARM 05-6, CLASS -- 3A1

UBS WHOLE LOAN ARM TRADING Brian Bowes, ,Margarita Genis, Peo Lopansri 212-713-2860

Balance   $73,414,509.68   Delay           24
Coupon    4.485183         Dated           06/01/2005
Settle    06/30/2005       First Payment   07/25/2005

Formula IF CURMONTH LE 34 THEN #NETRATE3 - .93 ELSE #NETRATE3 - 0.45

WAC(3) 5.766333   WAM(3)    358
NET(3) 5.415183   WALA(3)   2


------------------------------------------------------------------------------------------------------------------------------------
                Price            1             2             3             4             5             6             7             8
------------------------------------------------------------------------------------------------------------------------------------
                             Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
------------------------------------------------------------------------------------------------------------------------------------
                99-26        4.492         4.486         4.480         4.474         4.467         4.460         4.452         4.433
                99-27        4.478         4.471         4.464         4.456         4.448         4.439         4.428         4.405
                99-28        4.464         4.456         4.447         4.439         4.429         4.418         4.405         4.377
                99-29        4.450         4.441         4.431         4.421         4.409         4.396         4.382         4.349
                99-30        4.436         4.426         4.415         4.403         4.390         4.375         4.359         4.322
                99-31        4.422         4.411         4.398         4.385         4.371         4.354         4.336         4.294
               100-00        4.408         4.395         4.382         4.368         4.351         4.333         4.313         4.266
               100-01        4.394         4.380         4.366         4.350         4.332         4.312         4.290         4.239
               100-02        4.380         4.365         4.349         4.332         4.313         4.291         4.267         4.211
               100-03        4.366         4.350         4.333         4.314         4.293         4.270         4.244         4.183
               100-04        4.352         4.335         4.317         4.297         4.274         4.249         4.221         4.156
               100-05        4.338         4.320         4.300         4.279         4.255         4.228         4.198         4.128
               100-06        4.324         4.305         4.284         4.261         4.235         4.207         4.175         4.101

Spread @ Center Price           27            28            29            30            32            33            35            35
                  WAL         2.41          2.23          2.05          1.88          1.73          1.58          1.44          1.19
     Principal Window  Jul05-May08   Jul05-May08   Jul05-May08   Jul05-May08   Jul05-May08   Jul05-May08   Jul05-May08   Jul05-May08
   Principal # Months           35            35            35            35            35            35            35            35

------------------------------------------------------------------------------------------------------------------------------------
            LIBOR_1MO         3.24          3.24          3.24          3.24          3.24          3.24          3.24          3.24
            LIBOR_6MO       3.6275        3.6275        3.6275        3.6275        3.6275        3.6275        3.6275        3.6275
            LIBOR_1YR         3.85          3.85          3.85          3.85          3.85          3.85          3.85          3.85
              CMT_1YR         3.39          3.39          3.39          3.39          3.39          3.39          3.39          3.39
------------------------------------------------------------------------------------------------------------------------------------
               Prepay       10 CPB        15 CPB        20 CPB        25 CPB        30 CPB        35 CPB        40 CPB        50 CPB
------------------------------------------------------------------------------------------------------------------------------------
  Optional Redemption   Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)
------------------------------------------------------------------------------------------------------------------------------------

          Yield Curve   Mat    1MO    3MO    6MO    1YR     2YR      3YR      5YR   10YR    30YR
                        Yld   3.26   3.43   3.64   3.87   4.091   4.1995   4.3165   4.55   4.865
------------------------------------------------------------------------------------------------------------------------------------


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                             MARM 05-6, CLASS -- 4A1

UBS WHOLE LOAN ARM TRADING Brian Bowes, ,Margarita Genis, Peo Lopansri 212-713-2860

Balance   $70,874,430.95   Delay           24
Coupon    4.773410         Dated           06/01/2005
Settle    06/30/2005       First Payment   07/25/2005

Formula IF CURMONTH LE 58 THEN #NETRATE4 - .77 ELSE #NETRATE4 - 0.45

WAC(4)   5.922492   WAM(4)    359
NET(4)   5.543410   WALA(4)   1


------------------------------------------------------------------------------------------------------------------------------------
                Price            1             2             3             4             5             6             7             8
------------------------------------------------------------------------------------------------------------------------------------
                    ~        Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
------------------------------------------------------------------------------------------------------------------------------------
                99-26        4.783         4.777         4.771         4.764         4.756         4.748         4.738         4.715
                99-27        4.774         4.767         4.759         4.751         4.741         4.730         4.718         4.689
                99-28        4.764         4.756         4.747         4.737         4.725         4.712         4.698         4.664
                99-29        4.755         4.745         4.735         4.723         4.710         4.695         4.678         4.638
                99-30        4.745         4.735         4.723         4.709         4.694         4.677         4.658         4.613
                99-31        4.736         4.724         4.711         4.696         4.679         4.660         4.638         4.588
               100-00        4.726         4.713         4.699         4.682         4.663         4.642         4.618         4.562
               100-01        4.717         4.702         4.686         4.668         4.648         4.624         4.598         4.537
               100-02        4.707         4.692         4.674         4.654         4.632         4.607         4.578         4.512
               100-03        4.698         4.681         4.662         4.641         4.617         4.589         4.558         4.487
               100-04        4.689         4.670         4.650         4.627         4.601         4.572         4.539         4.461
               100-05        4.679         4.660         4.638         4.613         4.586         4.554         4.519         4.436
               100-06        4.670         4.649         4.626         4.600         4.570         4.537         4.499         4.411

Spread @ Center Price           48            50            51            53            55            56            59            62
                  WAL         3.73          3.27          2.88          2.52          2.22          1.94          1.71          1.33
     Principal Window  Jul05-May10   Jul05-May10   Jul05-May10   Jul05-May10   Jul05-May10   Jul05-May10   Jul05-May10   Jul05-May10
   Principal # Months           59            59            59            59            59            59            59            59

------------------------------------------------------------------------------------------------------------------------------------
            LIBOR_1MO         3.24          3.24          3.24          3.24          3.24          3.24          3.24          3.24
            LIBOR_6MO       3.6275        3.6275        3.6275        3.6275        3.6275        3.6275        3.6275        3.6275
            LIBOR_1YR         3.85          3.85          3.85          3.85          3.85          3.85          3.85          3.85
              CMT_1YR         3.39          3.39          3.39          3.39          3.39          3.39          3.39          3.39
------------------------------------------------------------------------------------------------------------------------------------
               Prepay       10 CPB        15 CPB        20 CPB        25 CPB        30 CPB        35 CPB        40 CPB        50 CPB
------------------------------------------------------------------------------------------------------------------------------------
  Optional Redemption   Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)
------------------------------------------------------------------------------------------------------------------------------------

          Yield Curve   Mat    1MO    3MO    6MO    1YR     2YR      3YR      5YR   10YR    30YR
                        Yld   3.26   3.43   3.64   3.87   4.091   4.1995   4.3165   4.55   4.865
------------------------------------------------------------------------------------------------------------------------------------


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                             MARM 05-6, CLASS -- 5A1

UBS WHOLE LOAN ARM TRADING Brian Bowes, ,Margarita Genis, Peo Lopansri 212-713-2860

Balance   $188,052,426.06   Delay           24
Coupon    5.103262          Dated           06/01/2005
Settle    06/30/2005        First Payment   07/25/2005

WAC(5)   5.444646   WAM(5)    358
NET(5)   5.103262   WALA(5)   2


------------------------------------------------------------------------------------------------------------------------------------
                Price            1             2             3             4             5             6             7             8
------------------------------------------------------------------------------------------------------------------------------------
                    ~        Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
------------------------------------------------------------------------------------------------------------------------------------
              100-11+        4.947         4.918         4.886         4.849         4.808         4.761         4.708         4.586
              100-12+        4.938         4.907         4.874         4.835         4.792         4.743         4.689         4.561
              100-13+        4.928         4.897         4.862         4.822         4.777         4.726         4.669         4.535
              100-14+        4.919         4.886         4.850         4.808         4.761         4.708         4.649         4.510
              100-15+        4.909         4.875         4.837         4.794         4.746         4.691         4.629         4.485
              100-16+        4.900         4.864         4.825         4.781         4.730         4.673         4.609         4.460
              100-17+        4.890         4.854         4.813         4.767         4.715         4.656         4.589         4.435
              100-18+        4.880         4.843         4.801         4.753         4.699         4.638         4.570         4.410
              100-19+        4.871         4.832         4.789         4.739         4.684         4.621         4.550         4.384
              100-20+        4.861         4.821         4.777         4.726         4.668         4.603         4.530         4.359
              100-21+        4.852         4.811         4.765         4.712         4.653         4.586         4.510         4.334
              100-22+        4.842         4.800         4.752         4.698         4.637         4.568         4.491         4.309
              100-23+        4.833         4.789         4.740         4.685         4.622         4.551         4.471         4.284

Spread @ Center Price           65            64            63            62            60            58            56            49
                  WAL         3.70          3.25          2.86          2.51          2.21          1.94          1.70          1.33
     Principal Window  Jul05-May10   Jul05-May10   Jul05-May10   Jul05-May10   Jul05-May10   Jul05-May10   Jul05-May10   Jul05-May10
   Principal # Months           59            59            59            59            59            59            59            59

------------------------------------------------------------------------------------------------------------------------------------
            LIBOR_1MO         3.24          3.24          3.24          3.24          3.24          3.24          3.24          3.24
            LIBOR_6MO       3.6275        3.6275        3.6275        3.6275        3.6275        3.6275        3.6275        3.6275
            LIBOR_1YR         3.85          3.85          3.85          3.85          3.85          3.85          3.85          3.85
              CMT_1YR         3.39          3.39          3.39          3.39          3.39          3.39          3.39          3.39
------------------------------------------------------------------------------------------------------------------------------------
               Prepay       10 CPB        15 CPB        20 CPB        25 CPB        30 CPB        35 CPB        40 CPB        50 CPB
------------------------------------------------------------------------------------------------------------------------------------
  Optional Redemption   Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)
------------------------------------------------------------------------------------------------------------------------------------

          Yield Curve   Mat    1MO    3MO    6MO    1YR     2YR      3YR      5YR   10YR    30YR
                        Yld   3.26   3.43   3.64   3.87   4.091   4.1995   4.3165   4.55   4.865
------------------------------------------------------------------------------------------------------------------------------------


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                             MARM 05-6, CLASS -- 6A1

UBS WHOLE LOAN ARM TRADING Brian Bowes, ,Margarita Genis, Peo Lopansri 212-713-2860

Balance   $83,387,560.86   Delay           24
Coupon    4.894096         Dated           06/01/2005
Settle    06/30/2005       First Payment   07/25/2005

Formula IF CURMONTH LE 82 THEN #NETRATE6 - 0.31 ELSE #NETRATE6 - .47

WAC(6) 5.529450                    WAM(6)           358
NET(6) 5.204096                    WALA(6)          2


------------------------------------------------------------------------------------------------------------------------------------
                Price            1             2             3             4             5             6             7             8
------------------------------------------------------------------------------------------------------------------------------------
                             Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
------------------------------------------------------------------------------------------------------------------------------------
                99-26        4.912         4.905         4.898         4.890         4.881         4.871         4.859         4.833
                99-27        4.904         4.896         4.888         4.878         4.867         4.854         4.840         4.808
                99-28        4.896         4.887         4.877         4.865         4.852         4.837         4.821         4.783
                99-29        4.888         4.878         4.866         4.853         4.838         4.821         4.802         4.758
                99-30        4.880         4.869         4.856         4.840         4.823         4.804         4.783         4.733
                99-31        4.873         4.859         4.845         4.828         4.809         4.787         4.763         4.708
               100-00        4.865         4.850         4.834         4.816         4.794         4.771         4.744         4.683
               100-01        4.857         4.841         4.824         4.803         4.780         4.754         4.725         4.658
               100-02        4.849         4.832         4.813         4.791         4.766         4.737         4.706         4.634
               100-03        4.841         4.823         4.802         4.778         4.751         4.721         4.687         4.609
               100-04        4.834         4.814         4.792         4.766         4.737         4.704         4.668         4.584
               100-05        4.826         4.805         4.781         4.754         4.722         4.688         4.649         4.559
               100-06        4.818         4.796         4.770         4.741         4.708         4.671         4.629         4.534

Spread @ Center Price           57            59            61            63            66            67            70            74
                  WAL         4.70          3.96          3.36          2.85          2.43          2.08          1.79          1.35
     Principal Window  Jul05-May12   Jul05-May12   Jul05-May12   Jul05-May12   Jul05-May12   Jul05-May12   Jul05-May12   Jul05-May12
   Principal # Months           83            83            83            83            83            83            83            83

------------------------------------------------------------------------------------------------------------------------------------
            LIBOR_1MO         3.24          3.24          3.24          3.24          3.24          3.24          3.24          3.24
            LIBOR_6MO       3.6275        3.6275        3.6275        3.6275        3.6275        3.6275        3.6275        3.6275
            LIBOR_1YR         3.85          3.85          3.85          3.85          3.85          3.85          3.85          3.85
              CMT_1YR         3.39          3.39          3.39          3.39          3.39          3.39          3.39          3.39
------------------------------------------------------------------------------------------------------------------------------------
               Prepay       10 CPB        15 CPB        20 CPB        25 CPB        30 CPB        35 CPB        40 CPB        50 CPB
------------------------------------------------------------------------------------------------------------------------------------
  Optional Redemption   Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)
------------------------------------------------------------------------------------------------------------------------------------

          Yield Curve   Mat    1MO    3MO    6MO    1YR     2YR      3YR      5YR   10YR    30YR
                        Yld   3.26   3.43   3.64   3.87   4.091   4.1995   4.3165   4.55   4.865
------------------------------------------------------------------------------------------------------------------------------------


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                             MARM 05-6, CLASS -- 7A1

UBS WHOLE LOAN ARM TRADING Brian Bowes, ,Margarita Genis, Peo Lopansri 212-713-2860

Balance   $39,875,641.98   Delay           24
Coupon    5.363176         Dated           06/01/2005
Settle    06/30/2005       First Payment   07/25/2005

WAC(7) 5.629961   WAM(7)    357
NET(7) 5.363176   WALA(7)   3


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                Price            1             2             3             4             5             6             7             8
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                             Yield         Yield         Yield         Yield         Yield         Yield         Yield         Yield
------------------------------------------------------------------------------------------------------------------------------------
               100-17        5.237         5.195         5.147         5.092         5.030         4.962         4.886         4.716
               100-18        5.231         5.187         5.137         5.080         5.016         4.945         4.867         4.692
               100-19        5.224         5.179         5.128         5.069         5.002         4.929         4.849         4.667
               100-20        5.218         5.171         5.118         5.057         4.989         4.913         4.830         4.642
               100-21        5.211         5.163         5.108         5.045         4.975         4.897         4.811         4.618
               100-22        5.204         5.155         5.099         5.034         4.961         4.881         4.793         4.593
               100-23        5.198         5.147         5.089         5.022         4.948         4.865         4.774         4.569
               100-24        5.191         5.139         5.079         5.011         4.934         4.849         4.755         4.544
               100-25        5.185         5.131         5.070         4.999         4.920         4.833         4.737         4.520
               100-26        5.178         5.123         5.060         4.988         4.907         4.817         4.718         4.495
               100-27        5.172         5.115         5.050         4.976         4.893         4.801         4.699         4.471
               100-28        5.165         5.107         5.041         4.965         4.879         4.785         4.681         4.447
               100-29        5.159         5.099         5.031         4.953         4.866         4.769         4.662         4.422

Spread @ Center Price           84            85            84            82            79            76            72            62
                  WAL         5.88          4.70          3.82          3.12          2.59          2.17          1.84          1.37
     Principal Window  Jul05-May15   Jul05-May15   Jul05-May15   Jul05-May15   Jul05-May15   Jul05-May15   Jul05-May15   Jul05-May15
   Principal # Months          119           119           119           119           119           119           119           119

------------------------------------------------------------------------------------------------------------------------------------
            LIBOR_1MO         3.24          3.24          3.24          3.24          3.24          3.24          3.24          3.24
            LIBOR_6MO       3.6275        3.6275        3.6275        3.6275        3.6275        3.6275        3.6275        3.6275
            LIBOR_1YR         3.85          3.85          3.85          3.85          3.85          3.85          3.85          3.85
              CMT_1YR         3.39          3.39          3.39          3.39          3.39          3.39          3.39          3.39
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               Prepay       10 CPB        15 CPB        20 CPB        25 CPB        30 CPB        35 CPB        40 CPB        50 CPB
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  Optional Redemption   Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)    Call (Y,Y)
------------------------------------------------------------------------------------------------------------------------------------

          Yield Curve   Mat    1MO    3MO    6MO    1YR     2YR      3YR      5YR   10YR    30YR
                        Yld   3.26   3.43   3.64   3.87   4.091   4.1995   4.3165   4.55   4.865
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


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